Exhibit 10.33


                                    AMENDMENT AND RESTATEMENT dated as of June
                           14, 1999 (the "1999 Amendment and Restatement"), to the 364-Day Credit Agreement dated as of June 15, 1998 (the "Credit Agreement"), among NIELSEN MEDIA RESEARCH, INC., a Delaware corporation (the "Borrower"), the Lenders referred to therein (each individually a "Lender" and collectively the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                  WHEREAS the Borrower, the Agent and the Lenders are parties to the Credit Agreement; and

                  WHEREAS the parties hereto desire to amend and restate the Credit Agreement on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the Borrower, the Agent and the undersigned Lenders hereby agree as follows:

                  SECTION 1. Construction. Capitalized terms used and not otherwise defined herein or in the recitals hereto shall have the meanings assigned to them in the Credit Agreement. All references to Section numbers in this 1999 Amendment and Restatement shall, except as the context requires, be references to the corresponding Sections of the Credit Agreement. On and after the Restatement Effective Date (as hereinafter defined), each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended and restated hereby.

                  SECTION 2. Amendment and Restatement of Credit Agreement. The Credit Agreement is hereby amended and restated in the form in which it is currently in effect but with the following changes to the text thereof:

                  (a) The heading of the Credit Agreement is deleted and replaced with the following:

                           "AMENDED AND RESTATED 200-DAY CREDIT AGREEMENT dated
                  as of June 14, 1999, among NIELSEN MEDIA RESEARCH, INC., the Lenders party hereto and THE CHASE MANHATTAN BANK, as Administrative Agent."

                  (b) The definition of "Applicable Rate" in Article I of the Credit Agreement is deleted and replaced with the following:

                           "'Applicable Rate' means, for any day, with respect
                  to any Eurocurrency Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurocurrency Spread" or

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                                                                               2


                  "Facility Fee Rate", as the case may be, based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

                        Ratings              Eurocurrency           Facility
      Category        S&P/Moody's               Spread              Fee Rate
      --------        -----------               ------              --------
          1           >= A/A2                    .300%                .070%
          2           A-/A3                      .420%                .080%
          3           BBB+/Baa1                  .550%                .100%
          4           BBB/Baa2                   .625%                .125%
          5           BBB-/Baa3                  .650%                .150%
          6           <= BB+/Ba1 or              .780%                .220%
                      unrated

                  For purposes of the foregoing, (i) if either S&P or Moody's shall not have in effect a rating for index debt (other than by reason of the circumstances referred to in the last sentence of this definition) but the other rating agency shall have such a rating in effect, then the Applicable Rate shall be based upon the rating of such other rating agency; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be based upon the Category next above that of the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by S&P and Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply (other than as described in the immediately succeeding sentence) during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

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                                                                               3


                  (c) The reference to "June 14, 1999" in the definition of "Maturity Date" in Article I of the Credit Agreement is replaced with a reference to "December 31, 1999".

                  (d) The reference to "$15,000,000" in Section 2.05(a)(i) of the Credit Agreement is replaced with a reference to "$10,000,000".

                  (e) Section 2.20 of the Credit Agreement is deleted, as are all references to Section 2.20 in other Sections of the Credit Agreement.

                  (f) The references to "1997" and "1998" in Section 3.04 of the Credit Agreement are replaced with references to "1998" and "1999", respectively.

                  (g) Each reference in the Credit Agreement to "Coopers & Lybrand L.L.P." is replaced with a reference to "PricewaterhouseCoopers L.L.P."

                  (h) paragraphs (a), (b) and (c) of Section 9.01 of the Credit Agreement are deleted and replaced with the following:

                           "(a) if to the Borrower, to it at 299 Park Avenue,
                  New York, NY 10171, Attention of Assistant Treasurer (Telecopy No. (212) 708-7500), with a copy to the attention of the General Counsel (Telecopy No. (212) 708-7500);

                           (b) if to the Administrative Agent, to The Chase
                  Manhattan Bank, Agent Bank Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Bruce Langenkamp (Telecopy No. (212) 270-1204);

                           (c) if to the Swingline Lender, to The Chase
                  Manhattan Bank, Agent Bank Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Bruce Langenkamp (Telecopy No. (212) 270-1204); and"

                  (i) Schedule 2.01 to the Credit Agreement is replaced with
         Schedule 2.01 hereto.

                  SECTION 3. By its execution and delivery hereof, the Borrower represents and warrants:

                  (a) before and after giving effect to the amendments provided for herein, (i) the representations and warranties contained in Article III of the Credit Agreement, as amended by this 1999 Amendment and Restatement, are true and correct on and as of the date hereof as though made on and as of each such date, and (ii) no Default or Event of Default has

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                                                                               4


         occurred and is continuing or would result from the execution and delivery of this 1999 Amendment and Restatement; and

                  (b) the Borrower has all requisite corporate power and authority to execute, deliver and perform this 1999 Amendment and Restatement and the Credit Agreement as amended hereby, and such execution, delivery and performance have been authorized by all necessary corporate proceedings. This 1999 Amendment and Restatement and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

                  SECTION 4. This 1999 Amendment and Restatement shall become effective as of the date hereof (the "Restatement Effective Date"); provided that the Agent shall have received:

                  (i) counterparts of this 1999 Amendment and Restatement duly and validly executed by the Borrower and each Lender;

                  (ii) evidence satisfactory to the Agent and its counsel of the corporate power and authority of the Borrower to execute, deliver and perform this 1999 Amendment and Restatement and the Credit Agreement as amended hereby;

                  (iii) an opinion of Stephen J. Boatti, Associate General Counsel of the Borrower, in form and substance satisfactory to the Agent and its counsel; and

                  (v) all fees and other amounts due and payable under the Credit Agreement or in connection with this 1999 Amendment and Restatement on or prior to the Restatement Effective Date.

Immediately prior to or concurrently with such effectiveness, the Borrower shall repay all Loans outstanding under the Credit Agreement, subject to the Borrower's right to reborrow all or a portion of such amounts upon or at any time after such effectiveness (pursuant to a Borrowing Request delivered before, on or after the date of such effectiveness) in accordance with the provisions of the Credit Agreement as amended hereby (and if such prepayment and reborrowing occur on the same date, the Borrower will pay to each Lender, or such Lender will pay to the Borrower, as the case may be, only the net amount by which such Lender's outstanding Loans shall have been decreased or increased, respectively).

                  SECTION 5. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this 1999 Amendment and Restatement (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agent).

                  SECTION 6. THIS 1999 AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE BORROWER, THE AGENT AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

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                                                                               5


                  SECTION 7. This 1999 Amendment and Restatement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this 1999 Amendment and Restatement by telecopy shall be as effective as delivery of a manually executed counterpart of this 1999 Amendment and Restatement.

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this 1999 Amendment and Restatement as of the day and year first above written.

                                        NIELSEN MEDIA RESEARCH, INC.,

                                          by___________________________________
                                            Name:
                                            Title:


                                        THE CHASE MANHATTAN BANK,
                                        individually and as
                                        Administrative Agent,

                                          by___________________________________
                                            Name:
                                            Title:


                                        BANKBOSTON, N.A.,

                                          by___________________________________
                                            Name:
                                            Title:


                                        COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND", NEW YORK
                                        BRANCH

                                          by___________________________________
                                            Name:
                                            Title:

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                                                                               6


                                        HARRIS TRUST AND SAVINGS BANK,

                                          by___________________________________
                                            Name:
                                            Title:


                                        NORTHERN TRUST BANK,

                                          by___________________________________
                                            Name:
                                            Title:


                                        SUNTRUST BANK, ATLANTA,

                                          by___________________________________
                                            Name:
                                            Title:

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                                                                       EXHIBIT A
                                                                   SCHEDULE 2.01

                                   Commitments

                              Lenders                                 Commitment
                              -------                                 ----------

The Chase Manhattan Bank                                            $ 50,000,000
BankBoston, N.A.                                                    $ 40,000,000
Rabobank                                                            $ 30,000,000
Harris Trust and Savings Bank                                       $ 10,000,000
Northern Trust Bank                                                 $ 10,000,000
Sun Trust Bank, Atlanta                                             $ 10,000,000
                                                                    ------------
     Total                                                          $150,000,000